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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                        Date of Report - April 26, 1998
                       (Date of earliest event reported)



                              OWOSSO CORPORATION
            (Exact name of registrant as specified in its charter)




         Pennsylvania                                0-25066                            23-2756709
(State or other jurisdiction of               Commission file number         (IRS Employer Identification No.)
incorporation or organization)


The Triad Building, 2200 Renaissance Boulevard
     Suite 150, King of Prussia, PA                                                      19406
 (Address of principal executive offices)                                             (Zip Code)


      Registrant's telephone number, including area code: (610) 275-4500

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





OWOSSO CORPORATION
FORM 8-K
--------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                                           Page

Item 2.     Acquisition or Disposition of Assets                             3

Item 7.     Financial Statements and Exhibits                                3

Item 2.  Acquisition or Disposition of Assets.

         This Form 8-K is filed to report two separate transactions, 1) the disposition of Great Bend Manufacturing Company, Inc., and 2) the acquisition of Astro Air, Inc.

         Disposition of Great Bend Manufacturing Company, Inc.

         Effective April 26, 1998, Owosso Corporation (the "Company") completed the sale of substantially all of the assets of its Great Bend Manufacturing subsidiary, a manufacturer of agricultural equipment, located in Great Bend, Kansas, to Allied Products Corporation of Chicago, Illinois. The Company received proceeds from the transaction of approximately $10,000,000, subject to certain post-closing adjustments.

         Acquisition of Astro Air, Inc.

         Effective April 26, 1998, the Company acquired substantially all of the assets and assumed certain liabilities of Astro Air, Inc., a privately owned Texas corporation that manufactures heat transfer coils, for a purchase price of $8,000,000 of cash, plus the repayment, shortly after closing, of approximately $2,700,000 of indebtedness for borrowed money. The Company will continue to operate the business under the same name. The funds used to complete this acquisition were supplied by the proceeds of the disposition of Great
Bend Manufacturing Company, Inc.

         Rex Dacus has agreed to continue as the president of Astro Air following the acquisition. The Company has entered into a five-year consulting agreement with Dacus Properties, Inc. ("DPI"), the former owner of Astro Air (which is majority-owned by Rex Dacus), under which DPI will provide consulting services to Astro Air and will be entitled to receive 3.4% of the net revenues generated by certain specified customers.

         Prior to the acquisition, neither DPI nor any executive or employee of DPI or Astro Air, Inc. was an officer, director or principal shareholder of the Company. The acquisition was negotiated on an arms-length basis.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired:

                  The financial statements of Astro Air, Inc. are not available as of the date of this report. Such financial statements will be filed as an amendment hereto as soon as practicable, but in any event, within 60 days from the due date of this Form 8-K.

         (b)      Pro Forma Financial Information

                  1) Pro forma financial information regarding the disposition of Great Bend Manufacturing Company is filed herewith.

                  2) Pro forma financial information regarding the acquisition of Astro Air, Inc. is not available as of the date of this report. Such pro forma financial information will be filed as an amendment hereto as soon as practicable, but in any event, within 60 days from the due date of this Form 8-K.

         (c)     Exhibits

                  2.1 Asset Purchase Agreement, dated March 27, 1998, by and among Allied Products Corporation, Great Bend Manufacturing Company, and Owosso Corporation.

                  2.2 Asset Purchase Agreement among Owosso Corporation, Astro Air Acquisition Corp., Astro Air, Inc., Rex Dacus and Dacus Properties, Inc., dated April 2, 1998.

                              OWOSSO CORPORATION

                        Pro Forma Financial Information

OWOSSO CORPORATION
PRO FORMA FINANCIAL INFORMATION
--------------------------------------------------------------------------------

         Effective April 26, 1998, Owosso Corporation (the "Company") completed the sale of substantially all of the assets of its Great Bend Manufacturing subsidiary ("Great Bend"), a manufacturer of agricultural equipment, to Allied Products Corporation of Chicago, Illinois (the "Disposition"). The Company received proceeds from the transaction of approximately $10,000,000, subject to certain post-closing adjustments.

         The following pro forma condensed consolidated statements of operations for the three months ended January 25, 1998 and for the year ended October 26, 1997 give effect to the Disposition as if the transaction had occurred at the beginning of fiscal 1997. The pro forma condensed consolidated balance sheet as of January 25, 1998 gives effect to the Disposition as if such transaction had occurred as of that date.

         The pro forma financial data presented herein is based on management's estimate of the effects of the Disposition, based upon currently available information and certain assumptions the Company believes are reasonable. The Company does not expect the receipt of additional information to have a material adverse effect on the pro forma financial data. The pro forma condensed consolidated statements of operations for the three months ended January 25, 1998 and the year ended October 26, 1997 and the pro forma condensed consolidated balance sheet as of January 25, 1998 are unaudited, but in the opinion of management, include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial position for the periods presented.

         The pro forma condensed consolidated statements of operations for the three months ended January 25, 1998 and the year ended October 26, 1997, and the pro forma condensed consolidated balance sheet as of January 25, 1998 are not necessarily indicative of the results of operations or financial position that actually would have been achieved had the transactions described been consummated as of the dates indicated, or that may be achieved in the future.

OWOSSO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 26, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                            Pro Forma
                                                                        OWOSSO             Adjustments -
                                                                      Historical          Great Bend (a)         Pro Forma
Net sales                                                           $ 143,061,000           $ 14,893,000       $ 128,168,000

Cost of products sold                                                 109,155,000             10,927,000          98,228,000
                                                                   --------------           ------------       -------------

Gross profit                                                           33,906,000              3,966,000          29,940,000

Expenses:
      Selling, general and administrative                              20,495,000              2,500,000          17,995,000
      Corporate                                                         4,816,000                      -           4,816,000
                                                                   ---------------          -------------      -------------

Income from operations                                                  8,595,000              1,466,000           7,129,000

Interest expense                                                        4,143,000                186,000           3,957,000

Other income                                                              199,000                 23,000             176,000
                                                                   ---------------          -------------      --------------

Income before income taxes                                              4,651,000              1,303,000           3,348,000

Income tax expense                                                      2,100,000                548,000           1,552,000
                                                                   ---------------          -------------      --------------

Net income                                                              2,551,000                755,000           1,796,000

Dividends and accretion on
      preferred stock                                                  (1,047,000)                     -          (1,047,000)
                                                                   ---------------          -------------      --------------

Net income available
      for common shareholders                                       $   1,504,000           $    755,000       $     749,000
                                                                   ===============          =============      ==============

Basic and diluted earnings
      per common share                                              $        0.26                              $        0.13
                                                                   ===============                             ==============

Weighted average number of common shares outstanding:
      Basic                                                             5,809,000                                  5,809,000
                                                                   ===============                             ==============

      Diluted                                                           5,827,000                                  5,827,000
                                                                   ===============                             ==============

--------------------------------------------------------------------------------
(a) - Pro forma adjustments reflect the elimination of the operations of Great Bend. Pro forma adjustments do not reflect a reduction in interest expense related to the use of proceeds to repay debt because such proceeds were utilized to acquire substantially all of the assets and certain of the liabilities of Astro Air, Inc., effective April 26, 1998. Pro forma information regarding the acquisition of Astro Air, Inc. is not available as of the date of this report. Such pro forma information will be filed as an amendment hereto.

OWOSSO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
THREE MONTHS ENDED JANUARY 25, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 Pro Forma
                                                              OWOSSO            Adjustments -
                                                            Historical          Great Bend (a)          Pro Forma

Net sales                                                   $ 34,054,000           $ 4,238,000          $ 29,816,000

Cost of products sold                                         26,558,000             3,182,000            23,376,000
                                                           --------------          ------------         -------------

Gross profit                                                   7,496,000             1,056,000             6,440,000

Expenses:
      Selling, general and administrative                      5,006,000               682,000             4,324,000
      Corporate                                                1,400,000                     -             1,400,000
                                                          ---------------          ------------         -------------

Income from operations                                         1,090,000               374,000               716,000

Interest expense                                               1,124,000                (2,000)            1,126,000

Other income                                                      45,000                 7,000                38,000
                                                          ---------------          ------------         -------------

Income before income taxes                                        11,000               383,000              (372,000)

Income tax expense                                                 5,000               161,000              (156,000)
                                                          ---------------          ------------         -------------

Net income                                                         6,000               222,000              (216,000)

Dividends and accretion on
      preferred stock                                           (265,000)                    -              (265,000)
                                                          ---------------          ------------        --------------

Net income (loss) available
      for common shareholders                               $   (259,000)          $   222,000          $   (481,000)
                                                         ================          ============        ==============

Basic and diluted earnings (loss)
      per common share                                      $      (0.04)                               $      (0.08)
                                                         ================                              ==============

Weighted average number of
      common shares outstanding                                5,809,000                                   5,809,000
                                                         ================                              ==============

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(a) - Pro forma adjustments reflect the elimination of the operations of Great
    Bend. Pro forma adjustments do not reflect a reduction in interest expense related to the use of proceeds to repay debt because such proceeds were utilized to acquire substantially all of the assets and certain of the liabilities of Astro Air, Inc., effective April 26, 1998. Pro forma information regarding the acquisition of Astro Air, Inc. is not available as of the date of this report. Such pro forma information will be filed as an amendment hereto.

OWOSSO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JANUARY 25, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   OWOSSO                  Pro Forma
                                                                 Historical               Adjustments             Pro Forma
ASSETS

CURRENT ASSETS:
      Cash and cash equivalents                                  $    625,000              $10,400,000  a        $ 10,368,000
                                                                                              (657,000) c
      Receivables, net                                             21,075,000               (2,861,000) a          18,214,000
      Inventories, net                                             24,641,000               (2,141,000) a          22,500,000
      Prepaid expenses and other                                    1,154,000                 (265,000) a             889,000
      Deferred taxes                                                1,039,000                 (298,000) a             741,000
                                                                --------------                                   -------------

           Total current assets                                    48,534,000                                      52,712,000

PROPERTY, PLANT AND EQUIPMENT, NET                                 28,711,000               (1,815,000) a          26,896,000

GOODWILL, NET                                                      28,677,000               (1,838,000) a          26,839,000

OTHER INTANGIBLE ASSETS, NET                                        7,860,000                 (325,000) a           7,535,000

OTHER ASSETS                                                        1,259,000                 (281,000) a             978,000
                                                                --------------                                  --------------

TOTAL ASSETS                                                     $115,041,000                                    $114,960,000
                                                                ==============                                  ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable - trade                                   $ 10,475,000              $  (753,000) a        $  9,722,000
      Accrued expenses                                              5,582,000                 (470,000) a           4,680,000
                                                                                              (432,000) c
      Federal and state taxes payable                                       -                1,532,000  b           1,532,000
      Current portion of related party debt                         3,750,000                                       3,750,000
      Current portion of long-term debt                             1,592,000                 (115,000) a           1,477,000
                                                                --------------                                    ------------

           Total current liabilities                               21,399,000                                      21,161,000

LONG-TERM DEBT, LESS CURRENT PORTION                               52,521,000                 (820,000) a          51,701,000

POSTRETIREMENT BENEFITS                                             1,826,000                                       1,826,000

DEFERRED TAXES                                                      3,269,000                                       3,269,000

STOCKHOLDERS' EQUITY                                               36,026,000                  977,000  b          37,003,000
                                                                --------------                                   -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $115,041,000                                    $114,960,000
                                                                ==============                                  ==============

--------------------------------------------------------------------------------
Notes to pro forma adjustments:

      (a) Reflects the sale of the Company's Great Bend Manufacturing subsidiary ("Great Bend") and the balance of the net proceeds as cash. Pro forma adjustments do not reflect the proceeds from the sale as a reduction in long-term debt. Such proceeds were utilized to acquire substantiallly all of the assets and certain of the liabilities of Astro Air, Inc., effective April 26, 1998. Pro forma information regarding the acquisition of Astro Air is not available as the date of this report. Such pro forma information will be filed as an amendment hereto.

      (b) Reflects the gain on the sale of Great Bend and the related tax liability.

      (c) Reflects the use of a portion of the proceeds for the payment of liabilities not assumed by the buyer and costs of the transaction.

                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          OWOSSO CORPORATION



Date: May 8, 1998                              By: /s/ John H. Wert, Jr.
                                               -----------------------
                                               John H. Wert, Jr.
                                               Senior Vice President - Finance,
                                               Chief Financial Officer, and
                                               Treasurer and Secretary

                                EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------
   2.1           Asset Purchase Agreement, dated March 27, 1998, by and among
                 Owosso Corporation, Great Bend Manufacturing Company, Inc. and
                 Allied Products Corporation. (Certain exhibits and schedules have been omitted in accordance with Item 610(b)(2) of Regulation S-K. A copy of such exhibits and schedules shall be furnished supplementally to the Securities and Exchange
                 Commission upon request.)

   2.2 Asset Purchase Agreement, dated April 2, 1998, by and among Owosso Corporation, Astro Air Acquisition Corporation, Astro Air, Inc., Rex Dacus and Dacus Properties, Inc. (Certain exhibits and schedules have been omitted in accordance with
                 Item 610(b)(2) of Regulation S-K. A copy of such exhibits and schedules shall be furnished supplementally to the Securities and Exchange Commission upon request.)